Investment Portfolio	as of September 30, 2020 (Unaudited)

DWS RREEF Real Estate Securities Fund

Shares	Value ($)
Common Stocks 99.1%

Real Estate Investment trusts ("REITs") 99.1%

Apartments 15.8%
American Homes 4 Rent "A"	846,156	24,098,523
AvalonBay Communities, Inc.	195,506	29,196,866
Essential Properties Realty Trust, Inc.	1,557,804	28,538,969
Essex Property Trust, Inc.	131,544	26,412,720
Invitation Homes, Inc.	1,194,197	33,425,574
Mid-America Apartment Communities, Inc.	276,087	32,012,288
		173,684,940
Diversified 19.5%
Digital Realty Trust, Inc.	294,515	43,223,021
Equinix, Inc.	147,215	111,902,538
Gaming and Leisure Properties, Inc.	1,130,261	41,740,539
SBA Communications Corp.	56,086	17,862,269
		214,728,367
Health Care 11.7%
Medical Properties Trust, Inc.	625,098	11,020,478
Omega Healthcare Investors, Inc.	589,918	17,662,145
Sabra Health Care REIT, Inc.	1,022,132	14,090,089
Ventas, Inc.	907,955	38,097,792
Welltower, Inc.	879,587	48,456,448
		129,326,952
Hotels 1.5%
Park Hotels & Resorts, Inc.	1,617,066	16,154,489
Industrial 18.4%
CyrusOne, Inc. (a)	278,824	19,526,045
EastGroup Properties, Inc.	264,518	34,210,113
Prologis, Inc.	1,165,635	117,286,193
Rexford Industrial Realty, Inc.	689,829	31,566,575
		202,588,926
Manufactured Homes 5.4%
Equity LifeStyle Properties, Inc.	495,576	30,378,809
Sun Communities, Inc.	206,520	29,038,777
		59,417,586
Office 5.2%
Alexandria Real Estate Equities, Inc.	279,467	44,714,720
SL Green Realty Corp.	266,655	12,364,792
		57,079,512
Regional Malls 3.3%
Simon Property Group, Inc.	572,176	37,008,344

Retail 0.7%
NETSTREIT Corp.	418,449	7,640,879
Shopping Centers 3.9%
Brixmor Property Group, Inc.	1,522,273	17,795,371
Kimco Realty Corp.	2,196,462	24,732,162
		42,527,533
Specialty Services 5.8%
Agree Realty Corp.	414,779	26,396,536
Realty Income Corp.	620,976	37,724,292
		64,120,828
Storage 7.9%
Extra Space Storage, Inc.	455,234	48,705,486
Life Storage, Inc.	363,938	38,311,753
		87,017,239
Total Common Stocks (Cost $908,842,668)		1,091,295,595
Securities Lending Collateral 1.2%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.04% (b) (c) (Cost $13,329,800)	13,329,800	13,329,800
Cash Equivalents 0.8%
DWS Central Cash Management Government Fund, 0.09% (b) (Cost $8,720,715)	8,720,715	8,720,715
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $930,893,183)	101.1	1,113,346,110
Other Assets and Liabilities, Net	(1.1)	(11,814,695)
Net Assets	100.0	1,101,531,415

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund's transactions with affiliated investments during the period ended September 30, 2020 are as follows:

Value ($) at 12/31/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 9/30/2020	Value ($) at 9/30/2020
Securities Lending Collateral 1.2%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares”, 0.04% (b) (c)
—	13,329,800 (d)	—	—	—	40,647	—	13,329,800	13,329,800
Cash Equivalents 0.8%
DWS Central Cash Management Government Fund, 0.09% (b)
31,274,937	278,263,845	300,818,067	—	—	40,192	—	8,720,715	8,720,715
31,274,937	291,593,645	300,818,067	—	—	80,839	—	22,050,515	22,050,515

*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2020 amounted to $12,787,478, which is 1.2% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended September 30, 2020.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2020 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$1,091,295,595	$—	$—	$1,091,295,595
Short-Term Investments (e)	22,050,515	—	—	22,050,515
Total	$1,113,346,110	$—	$—	$1,113,346,110

(e)	See Investment Portfolio for additional detailed categorizations.